Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of the Federal Agricultural Mortgage Corporation (the “Corporation”) for the quartely period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lowell L. Junkins, Acting Chief Executive Officer of the Corporation, and R. Dale Lynch, Chief Financial Officer of the Corporation, each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Lowell L. Junkins
Lowell L. Junkins
Acting Chief Executive Officer

/s/ R. Dale Lynch
R. Dale Lynch
Chief Financial Officer

Date:	May 10, 2018